Related Parties	12 Months Ended
Dec. 31, 2018
Related Parties
15.	Related Parties

Under the management services agreement with HoldCo, HoldCo and Lincoln Benefit provide services to each other including but not limited to compliance, legal, risk management, accounting and reporting, treasury, tax and other management related services. Services are provided at cost. HoldCo provided $22.4 million, $18.9 million, and $14.1 million in services to Lincoln Benefit for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has a Fee Letter (the “Fee Letter”) with Lanis LLC (“Lanis”) pursuant to which the Company will pay Lanis the risk spread due on the Vehicle Note issued by Lanis to Lancaster Re. The total expense related to this risk spread for the years ended December 31, 2018, 2017 and 2016 was approximately $8.3 million, 7.8 million, and $7.3 million, respectively.

The Company reported the following receivables/ (payables) to affiliates as of December 31, 2018 and 2017:

($ in thousands)	December 31, 2018	December 31, 2017
HoldCo	$(5,288)	$(4,715)
Lanis	$(2,131)	$(2,015)

Intercompany receivable and payable balances are evaluated on an individual company basis. Intercompany balances are generally settled quarterly.

The Company’s stock was pledged as collateral on HoldCo’s term loan agreement with a syndicate of lenders (“Term Loan”). The Term Loan was paid off in 2018.

On April 1, 2014, the Company and HoldCo entered into a Letter Agreement whereby from and after the fifth anniversary of the date of the agreement, if the Company makes any payment pursuant to the Fee Letter, within ten business days of such payment by the Company, HoldCo shall reimburse the Company in cash in an amount equal to such payment by the Company.